Summary Prospectus  February 28, 2010
As Amended April 30, 2010
Diamond Hill Long-Short Fund
Class / Ticker   A DIAMX   C DHFCX   I DHLSX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated February 28, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/cgi-bin/mf/fund-information.pl?tab=longshort, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective

The investment objective of the Diamond Hill Long-Short Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Diamond Hill Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page 31 of the fund’s prospectus and the Shares of the Funds section on page 35 of the fund’s statement of additional information.

 Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I

Maximum Sales Charge (load) Imposed on Purchases as a % of offering price	5.00%	None	None

Maximum Deferred Sales Charge (on redemptions in the first year)	None	1.00%	None

 Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management fees	0.90%	0.90%	0.90%

Distribution (12b-1) fees	0.25%	1.00%	NONE

Other expenses
Administration fees[1]	0.30%	0.30%	0.19%
Dividend expenses on short sales	0.37%	0.37%	0.37%
Total other expenses	0.67%	0.67%	0.56%

Acquired fund fees and expenses[2]	0.02%	0.02%	0.02%

Total annual operating expenses	1.84%	2.59%	1.48%

[1]	Administration fees have been restated to reflect current fees.

[2]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

 Expense Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$678	$1,050	$1,446	$2,551

Class C	Sold	$362	$805	$1,375	$2,925
	Held	$262	$805	$1,375	$2,925

Class I	Sold or Held	$151	$468	$808	$1,768

 Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategy

The fund, under normal market conditions, invests its assets in common stocks of U.S. companies that the Adviser believes are undervalued. This is a non-fundamental investment policy that can be changed by the fund upon 60 days’ prior notice to shareholders.

The fund’s Adviser utilizes a two-step security selection process to find intrinsic value regardless of overall market conditions. This “bottom up” process begins with fundamental research of companies of all capitalization ranges. Fundamental research takes into consideration only those factors that are directly related to a company itself, rather than the overall state of the market. The objective is to find companies with solid growth prospects based on company-specific strategies or industry factors. The Adviser thoroughly examines prospective companies’ corporate and financial histories and scrutinizes management philosophies, missions and forecasts. Once a company is deemed to be attractive by this rigorous process, the Adviser applies a proprietary valuation model as a tool for stock selection.

Summary Prospectus February 28, 2010	1 of 4	Diamond Hill Long-Short Fund

Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The fund may sell a security if the fund’s Adviser believes that the company’s fundamentals are deteriorating or if the Adviser identifies a stock that it believes offers a better investment opportunity.

The fund also will sell securities short. Short sales are effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in hopes of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the fund must borrow the security, and the fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the fund. The frequency of short sales will vary substantially in different periods, and it is not intended that any specified portion of the fund’s assets will as a matter of practice be invested in short sales. The fund will not make a short sale if, immediately before the transaction, the market value of all securities sold short exceeds 40% of the value of the fund’s net assets.

Main Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund.

Equity Market Risk Overall equity market risks may affect the value of the fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value.

Short Sale Risk The fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the fund may be reduced or eliminated or the short sale may result in a loss. The fund’s losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.

Securities Lending Risk The fund may lend its portfolio securities to brokers, dealers and financial institutions. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

Management Risk The adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies that do not perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results. In addition, there is no guarantee that the use of long and short positions will succeed in limiting the fund’s exposure to domestic stock market movements, sector-swings or other risk factors. The strategy used by the fund involves complex securities transactions that involve risks different than direct equity investments.

Performance

The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility – or variability – of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

 Class A Annual Total Return years ended 12/31

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: 4Q 01, +19.96%      Worst Quarter: 3Q 01, -26.08%

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 Average Annual Total Returns as of 12/31/09

The average annual total returns for the fund’s Class A and C shares are reduced to reflect the maximum applicable sales charges for each class of shares and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class A shares will vary from the after-tax returns presented for Class C and Class I shares.

	Inception			Since
	Date of Class	One Year	Five Year	Inception

Class A Before Taxes	6/30/00	12.02%	4.61%	6.05%

After Taxes on Distributions		12.02%	4.07%	5.68%

After Taxes on Distributions and Sale of Fund Shares		7.81%	3.74%	5.13%

Class C Before Taxes	2/13/01	16.02%	4.89%	5.82%

Class I Before Taxes	1/31/05	18.39%	6.11%	6.86%

Russell 1000 Index		28.43%	0.79%	-0.60%

Historical performance for Class C shares and Class I shares prior to their inception is based on the performance of Class A shares. Class C and Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

Russell 1000 is a widely recognized unmanaged market-capitalization weighted index measuring the performance of the 1,000 largest U.S. companies, based on total market capitalization basis. The Russell 1000 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. You cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

Portfolio Management

Investment Adviser Diamond Hill Capital Management, Inc.

Portfolio Managers
Charles Bath Portfolio Manager since 10/02	Christopher Bingaman Assistant Portfolio Manager since 4/07

R.H. (Ric) Dillon Portfolio Manager since 6/00

Buying and Selling Fund Shares

Minimum Initial Investment Classes A and C: $2,500 Class I: $50,000 Minimum Additional Investment All classes: $100	To Place Orders Mail: Diamond Hill Long-Short Fund c/o JPMorgan Chase Bank, NA PO Box 5354 Cincinnati, OH 45201-5354 Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You also may buy and sell shares through a financial professional. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more about buying and selling shares, including policies and restrictions that may apply to you, ask your financial professional or see Pricing Your Shares on page 30 of the fund’s prospectus.

Dividends, Capital Gains and Taxes

The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdrawal monies from a tax-advantaged plan.

Potential Conflicts of Interest

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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325 John H. McConnell Blvd, Suite 200
Columbus, OH 43215

SUM-LS 043010